Exhibit 99.1
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                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of DynCorp (the "Company") on Form 10-Q as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul V. Lombardi, as President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations for the dates and periods covered by the Report.

     This certificate is being made for the exclusive purpose of compliance by the Chief Executive Officer of the Company with the requirements of Section 906 pf the Sarbanes-Oxley Act of 2002 and may not be disclosed, distributed or used by any person of for any reason other than as specifically required by law.



August 19, 2002                            /s/  Paul V. Lombardi
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                                           Paul V. Lombardi
                                           President and Chief Executive Officer